Supplement to the
Fidelity® Low-Priced Stock Fund
September 29, 2017
Summary Prospectus

Effective November 7, 2017, the following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in low-priced stocks (those priced at or below $35 per share or with an earnings yield at or above the median for the Russell 2000® Index), which can lead to investments in small and medium-sized companies. Earnings yield represents a stock’s earnings per share for the most recent 12-months divided by current price per share.

LPS-SUM-17-03 1.9880478.103	September 29, 2017

Supplement to the
Fidelity® Low-Priced Stock Fund
Class K
September 29, 2017
Summary Prospectus

Effective November 7, 2017, the following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in low-priced stocks (those priced at or below $35 per share or with an earnings yield at or above the median for the Russell 2000® Index), which can lead to investments in small and medium-sized companies. Earnings yield represents a stock’s earnings per share for the most recent 12-months divided by current price per share.

LPS-K-SUM-17-03 1.9880477.103	September 29, 2017